Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 14, 2024 (the “Second Amendment Signing Date”), is among NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), the Lenders party hereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).
R E C I T A L S
A.The Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Credit Agreement, dated as of July 19, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof pursuant to the terms thereof, the “Existing Credit Agreement,” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.The Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders constituting the Required Lenders have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth herein.
C.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of the Credit Agreement.
Section 2.Amendments to Existing Credit Agreement.
1.Signing Date Credit Agreement Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3.1, as of the Second Amendment Signing Date, Section 5.26 of the Existing Credit Agreement is amended to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) as follows:
“The Borrower shall have consummated the 2024 Financing Transactions on or prior to November 22~~14~~, 2024.”
2.Effective Date Credit Agreement Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3.2, as of the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended to read as set forth in Annex A hereto (by inserting the language indicated in double underlined text (indicated textually in the same manner as the following example: double-underlined text) in Annex A and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Annex A).
3.Consents. Each Lender that executes this Amendment on or prior to the Second Amendment Effective Date hereby consents to this Amendment and the 2024 Financing Transactions.
Section 3.Conditions Precedent.
1.Signing Date Conditions Precedent. This Amendment (other than the amendment described in Section 2.2) shall become effective without any further action or consent by any party, on the Second Amendment Signing Date, when each of the following conditions shall have been satisfied:
(a)Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer or signatory of each Loan Party and the Required Lenders.
2.Effective Date Conditions Precedent. The amendments set forth in Section 2.2 shall become effective without any further action or consent by any party, on the date (the “Second Amendment Effective Date”), when each of the following conditions shall have been satisfied:
(a)Loan Documents. The Administrative Agent shall have received (i) the First Lien Pledge and Security Agreement, dated as of the Second Amendment Effective Date, in the form attached hereto as Annex B, executed and delivered by NFE Financing LLC, a Delaware limited liability company (“NFE Financing”), Bradford County Real Estate Partners LLC, a Delaware limited liability company, and MUFG Bank. Ltd., as common collateral agent (the “NFE Financing First Lien Pledge and Security Agreement”), (ii) the Second Lien Pledge Agreement, dated as of the Second Amendment Effective Date, in the form attached hereto as Annex C, executed and delivered by NFE Financing and MUFG Bank Ltd., as common collateral agent (the “NFE Financing Second Lien Pledge Agreement”), (iii) the Intercreditor Agreement, dated as of the Second Amendment Effective Date, in the form attached hereto as Annex D, executed and delivered by Wilmington Savings Fund Society, FSB, as Senior Notes Collateral Trustee, MUFG Bank Ltd., as Additional Common Representative and acknowledged by NFE Financing LLC, a Delaware limited liability company (“NFE Financing”) (the “NFE Financing Junior Priority Intercreditor Agreement” and (iv) the Equal Priority Intercreditor Agreement, dated as of the Second Amendment Effective Date, in the form attached hereto as Annex E, executed and delivered by Wilmington Savings Fund Society, FSB, as Senior Notes Collateral Trustee, MUFG Bank Ltd., as Additional Common Representative and acknowledged by NFE Financing and Bradford County Real Estate Partners LLC, a Delaware limited liability company (the “NFE Financing Equal Priority Intercreditor Agreement”).
(b)Revolving Credit Agreement Amendment. The Borrower shall have consummated amendments to the Revolving Credit Agreement, pursuant to that certain Ninth Amendment to Credit Agreement, dated as of November 6, 2024, by and among the Borrower, the guarantors party thereto, the certain lenders party thereto and MUFG Bank, Ltd., as administrative agent and collateral agent.
(c)Transaction Support Agreement and 2024 Financing Transactions. The transactions contemplated under that certain Transaction Support Agreement, dated as of September 30, 2024, as amended or modified from time to time, by and among the Borrower and the supporting holders party thereto, (including the 2024 Financing Transactions as defined in
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the Credit Agreement) shall have been, or substantially concurrently with the Second Amendment Effective Date shall be, consummated.
(d)2025 Notes Redemption. The Issuer (as defined in the 2025 Notes Indenture) shall have satisfied and discharged all of the 2025 Notes outstanding as of the Second Amendment Effective Date, together with all accrued and unpaid interest thereon.
(e)Jamaican Pledges. The Borrower shall have caused (i) Atlantic Power Holdings Limited to enter into a share charge over shares in NFE South Power Holdings Limited to secure the Obligations and (ii) Atlantic Power Holdings Limited to enter into a share charge over shares in NFE South Power Buyback Holdings Ltd to secure the Obligations (the “Jamaican Share Pledges”).
(f)Closing Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying that the conditions set forth in Sections 3.2(c), 3.2(d) and 3.2(g) are satisfied.
(g)No Default; Representations and Warranties. As of the Second Amendment Effective Date, both before and after giving effect to the effectiveness of the Amendment: (i) no event shall have occurred and be continuing that would constitute an Event of Default or a Default and (ii) the representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof.
(h)Fees and Expenses. All (i) reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its legal counsel payable pursuant to Section 9.5 of the Credit Agreement shall have been paid or caused to have been paid by the Borrower to the extent invoiced at least one (1) Business Day prior to the Second Amendment Effective Date and (ii) fees payable on or prior to the Second Amendment Effective Date by the Borrower to the Administrative Agent, any Lender and/or any of their applicable Affiliates in respect of the 2024 Financing Transactions shall have been paid or caused to have been paid in full by the Borrower to the extent invoiced one (1) Business Day prior to the Second Amendment Effective Date.
The Administrative Agent is hereby authorized and directed to declare the (x) Second Amendment Signing Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3.1 and (y) Second Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3.2 or, in each case, the waiver of such conditions as permitted in Section 9.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
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Section 4.Fees. To the extent not payable on or prior to the Second Amendment Effective Date, the Borrower agrees to pay all fees owed by it to any of the Administrative Agent, any Lender and/or any of their applicable Affiliates pursuant to any agreement in effect on or prior to the Second Amendment Effective Date in respect of the 2024 Financing Transactions on the dates such fees become payable pursuant to such agreements.
Section 5.Miscellaneous.
1.Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the signing and the effectiveness of this Amendment.
2.Ratification and Affirmation; Representations and Warranties.
(a)The Borrower and each Guarantor hereby: (x) acknowledges and consents to the terms of this Amendment and (y) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability under each Loan Document to which it is a party including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein and any guarantee provided by it therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment) and agrees that each Loan Document to which it is a party remains in full force and effect, as expressly amended hereby and that none of its obligations thereunder shall be impaired or limited by the execution or effectiveness of this Amendment (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)).
(b)The Borrower and each Guarantor hereby: (x) agrees that from and after the Second Amendment Signing Date, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Existing Credit Agreement, as amended by this Amendment; (y) acknowledges and agrees that nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith and (z) represents and warrants to the Agents and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof and (ii) no event has occurred and is continuing that would constitute an Event of Default or a Default. Except as specifically provided herein, (i) nothing contained in this Amendment, nor any past indulgence by the Administrative Agent, the Collateral Agent or any Lender nor any other action or inaction on behalf of the Administrative Agent, the Collateral Agent or any Lender, shall constitute or be deemed to constitute a consent to, or waiver of, any other action or inaction of the Borrower or any of the other Loan Parties which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document, nor shall anything contained herein constitute a course of conduct or dealing among the parties; (ii) the Administrative Agent, the Collateral Agent and the Lenders shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document; and (iii) the parties hereto agree that nothing contained herein shall waive, affect or diminish any right of the
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Administrative Agent, the Collateral Agent and the Lenders to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents.
3.Release. The Borrower and each Guarantor hereby forever waives, releases, remises and discharges the Administrative Agent, the Lenders, their investment advisors, sub-advisors, and managers, and each of their respective Affiliates, and each of their officers, directors, employees, agents, and professionals, including, without limitation, Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent (collectively, the “Releasees”), from any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, which such Loan Party ever has or had on or prior to the Second Amendment Signing Date against any such Releasee which concerns, directly or indirectly, the Borrower or any Guarantor, the negotiation and execution of this Amendment, the Credit Agreement or any other Loan Document, or any acts or omissions of any such Releasee relating to the Borrower, any Guarantor, the Credit Agreement or any other Loan Document, in each case, to the extent pertaining to facts, events or circumstances existing on or prior to (but not after) the Second Amendment Signing Date (the “Released Claims”). The Loan Parties further covenant not to sue, commence, institute or prosecute, or supporting any Person that sues, commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any Releasees with respect to any Released Claims. As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein. The foregoing release shall survive the termination of this Amendment, the Credit Agreement, and the other Loan Documents and payment in full of all Obligations in respect thereof and is in addition to any other release or covenant not to sue in favor of the Releasees.
4.Counterparts.
(a)This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
(b)The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
5.Integration. This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
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6.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.12, 9.13 AND 9.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE.
7.Payment of Expenses. In accordance with Section 9.5 of the Credit Agreement, the Borrower agrees to pay or reimburse the Agents for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, limited in the case of counsel fees to the reasonable and documented fees and disbursements of a single law firm as counsel to the Agents and the Arrangers and one local counsel to the Agents, taken as a whole, in any relevant jurisdiction and the charges of any Platform.
8.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
9.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns permitted thereby.
10.Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
11.Instruction to the Administrative Agent and the Collateral Agent. By its execution hereof, each undersigned Lender hereby authorizes and directs the Administrative Agent and the Collateral Agent to execute this Amendment, the NFE Financing First Lien Pledge and Security Agreement, the NFE Financing Second Lien Pledge Agreement, the NFE Financing Equal Priority Intercreditor Agreement and the NFE Financing Junior Priority Intercreditor Agreement. In addition, each Lender hereby authorizes, directs and appoints MUFG Bank, Ltd. to act as Additional Common Representative with respect to the NFE Financing Equal Priority Intercreditor Agreement and the NFE Financing Junior Priority Intercreditor Agreement.
[Signatures begin next page.]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
NEW FORTRESS ENERGY INC.,
as the Borrower
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NEW FORTRESS INTERMEDIATE LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NFE ATLANTIC HOLDINGS LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement (TLA)]

AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS LLC
NFE FLNG 2 LLC
NEW FORTRESS ENERGY MARKETING LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANDROMEDA CHARTERING LLC
NFE ANGOLA HOLDINGS LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC
NFE GLOBAL SHIPPING LLC
NFE GRAND SHIPPING LLC
NFE HONDURAS HOLDINGS LLC
NFE INTERNATIONAL LLC
NFE INTERNATIONAL SHIPPING LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC
NFE NICARAGUA HOLDINGS LLC
By:
    Name: Christopher S. Guinta
    Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement (TLA)]

NFE NORTH TRADING LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE SOUTH POWER HOLDINGS LLC
NFE SUB LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC
By:
    Name: Christopher S. Guinta
    Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement (TLA)]

AMERICAN LNG MARKETING LLC
LNG HOLDINGS (FLORIDA) LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement (TLA)]

ATLANTIC DISTRIBUTION HOLDINGS SRL
ATLANTIC POWER HOLDINGS SRL
ATLANTIC ENERGY INFRASTRUCTURE HOLDINGS SRL
ATLANTIC PIPELINE HOLDINGS SRL
ATLANTIC TERMINAL INFRASTRUCTURE HOLDINGS SRL
By:
    Name:    Christopher S. Guinta
    Title:    Manager
ATLANTIC POWER HOLDINGS LIMITED
NFE BERMUDA HOLDINGS LIMITED
NFE INTERNATIONAL HOLDINGS LIMITED*
NFE NORTH HOLDINGS LIMITED
NFE SOUTH HOLDINGS LIMITED
By:
    Name:    Christopher S. Guinta
    Title:    Director
    *incorporated under Bermuda law
NFE SHANNON HOLDINGS LIMITED
By:
    Name:    Christopher S. Guinta
    Title:    Director
NFE NORTH DISTRIBUTION LIMITED
NFE NORTH HOLDINGS LIMITED
NFE NORTH TRANSPORT LIMITED
NFE SOUTH HOLDINGS LIMITED
NFE SOUTH POWER TRADING LIMITED
[Signature Page to Second Amendment to Credit Agreement (TLA)]

By:
    Name:    Christopher S. Guinta
    Title:    Director
AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.
NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V.
NFE ALTAMIRA ONSHORE, S. DE R.L. DE C.V.
MEXICO FLNG ONSHORE, S. DE R.L. DE C.V.
By:
    Name:    Christopher S. Guinta
    Title:    Legal Representative
NFENERGÍA LLC
SOLUCIONES DE ENERGÍA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER WEST LLC
By:
    Name:    Christopher S. Guinta
    Title:    Authorized Signatory
NFE MEXICO HOLDINGS S.À R.L.
NFE MEXICO HOLDINGS PARENT S.À R.L.
By:
    Name:    Christopher S. Guinta
    Title:    Authorized Signatory
NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA
[Signature Page to Second Amendment to Credit Agreement (TLA)]

By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement (TLA)]

NFE GLOBAL HOLDINGS LIMITED
By:
    Name:    Christopher S. Guinta
    Title:    Director
NFE INTERNATIONAL HOLDINGS LIMITED*
By:
    Name:    Christopher S. Guinta
    Title:    Director
    *incorporated under the laws of     England and Wales
NFE MEXICO POWER HOLDINGS LIMITED
By:
    Name:    Christopher S. Guinta
    Title:    Director
NFE MEXICO TERMINAL HOLDINGS LIMITED
By:
    Name:    Christopher S. Guinta
    Title:    Director
NFE UK HOLDINGS LIMITED
By:
    Name:    Christopher S. Guinta
    Title:    Director
NFE INTERNATIONAL HOLDINGS 1 LIMITED
By:
    Name:    Christopher S. Guinta
    Title:    Director

[Signature Page to Second Amendment to Credit Agreement (TLA)]

NFE INTERNATIONAL HOLDINGS 2 LIMITED
By:
    Name:    Christopher S. Guinta
    Title:    Director
NFE GP LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement (TLA)]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Collateral Agent and a Lender
By:
    Name:
    Title:

[Signature Page to Second Amendment to Credit Agreement (TLA)]

[LENDER NAME], as a Lender
By:
    Name:
    Title:
[Signature Page to Second Amendment to Credit Agreement (TLA)]

Annex A
Amended Credit Agreement
See attached.]

Annex B
[See attached.]

Annex C
[See attached.]

Annex D
[See attached.]

Annex E
[See attached.]